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                         NORTHERN INSTITUTIONAL FUNDS

                      Fixed Income and Equity Portfolios
                            Money Market Portfolios

                      Supplement dated September 30, 2001
                      To Prospectuses dated April 1, 2001

   The following supplements the information contained in the Prospectuses under the section entitled "Management of the Portfolios--Other Portfolio Services:"

   Pursuant to an exemptive order issued by the SEC concerning such arrangements, The Northern Trust Company ("TNTC") may also render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 40% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to Northern Trust Investments, Inc. ("NTI"), TNTC or an affiliate.

   TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the Investment Company Act of 1940 (the "1940 Act ") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.